LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
                                                                  April 20, 1998


Dear Shareholders:


SEMI-ANNUAL REPORT Financial statements of Gradison U.S. Government Reserves money market fund as of March 31, 1998 appear on the following pages. The fund continues to fulfill its mission of providing shareholders with a competitive yield and daily liquidity. The 7-day yield of U.S. Government Reserves money market fund as of April 20, 1998 was 4.85% which produced an effective yield of 4.97%. You may review the portfolio of investments as of the statement date on pages 3 and 4. As in the past, all the securities held in the U.S. Government Reserves money market fund are issued by those U.S. Government Agencies that provide income which is exempt from state and local taxation.

MONEY MARKET TRENDS Short-term interest rates have been remarkably stable since early 1997. Similarly, the 7-day yield of U.S. Government Reserves money market fund has held steady for an extended period. The 7-day yield has ranged from 4.78% to 4.97% at the end of each of each of the trailing twelve months. In the short run, we look for a continuation of this stability. Short term rates will likely pierce these range limits if it becomes apparent that either of the currently competing influences may prevail upon the U.S. economy: (1) A move to lower short-term rates could follow indications that the economic crisis in Asia is damping U.S. economic growth to a significant degree; or (2) Higher short-term interest rates could be the result if U.S economic growth is substantially unaffected by the Asian financial crisis and continues to expand at an annualized rate of 3% or better.

FOND FAREWELL Long-time shareholders will recognize that a constant to these semi-annual letters over nearly two decades has been the signature of Paul Weston. He has been active in the management of this money market fund since 1981, as well as a significant influence in the administration of the Gradison Family of Funds. Paul joined Gradison in 1969, served on its Board of Directors, and was a member of its Executive Committee when Gradison merged with McDonald Securities in 1991. Paul will retire from his career at Gradison at the end of May. Paul has asked me to emphasize that the full responsibilities for portfolio management of the Fund were passed to me in 1993 following a long period of shared responsibilities and transition dating back to 1983.

No one should be surprised if this transition is an opportunity for Paul and his wife, Linda, to make additional entries to the already long list of their world travels. Paul's friends and coworkers wish him well.

Respectfully,




/s/ C. STEPHEN WESSELKAMPER
---------------------------
C. Stephen Wesselkamper
Executive Vice President
Portfolio Manager


                                                                  1-800-869-5999

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                      For a share outstanding throughout each period (Unaudited)


                                                         6 MONTHS                               Year Ended
                                                           ENDED       -------------------------------------------------------------
                                                          3/31/98       9/30/97      9/30/96      9/30/95      9/30/94    9/30/93(1)

NET ASSET VALUE AT BEGINNING OF PERIOD                   $  1.000      $  1.000     $  1.000     $  1.000     $  1.000      $1.000
                                                         --------      --------     --------     --------     --------      ------

NET INVESTMENT INCOME                                        .023          .047         .047         .050         .029        .025
DIVIDENDS FROM NET INVESTMENT INCOME                        (.023)        (.047)       (.047)       (.050)       (.029)      (.025)
                                                         --------      --------     --------     --------     --------      ------
NET ASSET VALUE AT END OF PERIOD                         $  1.000      $  1.000     $  1.000     $  1.000     $  1.000      $1.000
                                                         ========      ========     ========     ========     ========      ======
TOTAL RETURN                                                2.46%(2)      4.85%        4.86%        5.10%        2.97%       2.55%
                                                         ========      ========     ========     ========     ========      ======
RATIOS/SUPPLEMENTAL DATA:
   Net assets at end of period (in millions)             $1,812.5      $1,610.1     $1,333.1     $1,224.1     $1,001.2       979.8
   Ratio of gross expenses to average net assets(3)          .74%(4)       .73%         .76%         .80%           --          --
   Ratio of net expenses to average net assets               .73%(4)       .72%         .75%         .78%         .80%(5)     .81%
   Ratio of net investment income to average net assets     4.88%(4)      4.75%        4.72%        5.00%        2.90%(5)    2.53%

================================================================================

(1) Prior to September 27, 1993, the financial results are those of Gradison Cash Reserves, the assets and liabilities of which were acquired by the Fund effective September 27, 1993 (Note 1).
(2) Total return represents the actual return over the period and has not been annualized.
(3) Effective September 30, 1995, this ratio reflects gross expenses before reduction for earnings credits on cash balances; such reductions are included in the ratio of net expenses.
(4)  Annualized.
(5) During the year ended September 30, 1994, the adviser absorbed expenses of the Fund through waiver of a portion of the investment advisory fee. Assuming no waiver of expenses, the ratio of net expenses to average net assets was .81% and the ratio of net investment income to average net assets was 2.89%.



2
                 See accompanying notes to financial statements.

U.S. GOVERNMENT RESERVES
--------------------------------------------------------------------------------
                                                      March 31, 1998 (Unaudited)

PERFORMANCE DATA

                                             10 YEARS       5 YEARS       3 YEARS      1 YEAR      QUARTER*
U.S. GOVERNMENT RESERVES AVERAGE ANNUAL
TOTAL RETURN PERIODS ENDED MARCH 31, 1998     5.27%          4.29%         4.95%       4.98%         1.21%

CONSUMER PRICE INDEX                           3.3%           2.5%          2.3%        1.4%          0.2%

* Not annualized.

The chart at left is intended to compare the total return results of Gradison U.S. Government Reserves with the Consumer Price Index which is widely considered as a measure of inflation. Total returns reflect the reinvestment and compounding of actual daily dividends and distributions for each period noted. Total returns are historical and will fluctuate in the future.

The yield of U.S. Government Reserves money market fund for the 7-day period ending April 20, 1998 was 4.85% which produced an effective yield of 4.97%. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Gradison U.S. Government Reserves acquired all of the outstanding shares of Gradison Cash Reserves (GCR), Gradison U.S. Government Trust, McDonald Money Market Fund, Inc., and McDonald U.S. Government Money Market Fund, Inc. on September 27, 1993. Returns prior to that date are those of GCR, which invested in non-government obligations, the yields of which generally exceed yields of government obligations.

An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

PORTFOLIO OF INVESTMENTS

  MATURITY,   INTEREST     PRINCIPAL
 COUPON RATE  RATE (1)      AMOUNT           VALUE

 FEDERAL FARM CREDIT BANKS,
 DISCOUNT NOTES - 13.60%

 4/01/98       5.57%     $140,900,000     $140,900,000
 4/03/98       5.34        12,977,000       12,973,150
 4/07/98       5.32        10,000,000        9,991,133
 4/15/98       5.33        15,937,000       15,903,966
 4/20/98       5.39        23,000,000       22,934,571
 5/01/98       5.43        10,000,000        9,954,750
 5/08/98       5.38        10,067,000       10,011,335
 7/07/98       5.29        39,425,000       38,863,051
                                          ------------
                                           261,531,956
                                          ------------
======================================================

  MATURITY,   INTEREST     PRINCIPAL
 COUPON RATE  RATE (1)      AMOUNT           VALUE

FEDERAL FARM CREDIT BANKS,
BONDS - 3.58%

4/01/98,5.90%  5.71%     $ 10,000,000     $ 10,000,000
9/02/98,5.70   5.75        25,000,000       24,994,723
2/02/99,5.30   5.46        20,000,000       19,975,692
4/01/99,5.50   5.66        14,000,000       13,978,860
                                          ------------
                                            68,949,275
                                          ------------

FEDERAL FARM CREDIT BANKS,
FLOATING RATE NOTES (2) -15.60%

 7/01/98       5.36        50,000,000       49,990,257
 7/01/98       5.52        50,000,000       49,990,266
 8/11/98       5.52        50,000,000       49,985,896
10/01/98       5.45        50,000,000       49,981,449
12/01/98       5.79        50,000,000       50,000,000
 2/01/99       5.57        50,000,000       50,000,000
                                          ------------
                                           299,947,868
                                          ------------
======================================================

                                                                               3
                 See accompanying notes to financial statements.

U.S. GOVERNMENT RESERVES
--------------------------------------------------------------------------------
                                                      March 31, 1998 (Unaudited)


PORTFOLIO OF INVESTMENTS Continued

  MATURITY,   INTEREST     PRINCIPAL
 COUPON RATE  RATE (1)      AMOUNT           VALUE

FEDERAL FARM CREDIT BANKS,
FLOATING RATE MASTER NOTE (2) - 2.18%

10/16/98       5.44%    $  42,000,000   $   42,000,000
                                        --------------

FEDERAL HOME LOAN BANKS,
DISCOUNT NOTES - 37.10%

 4/01/98       5.44        35,000,000       35,000,000
 4/03/98       5.38        72,932,000       72,910,185
 4/08/98       5.48        35,000,000       34,962,706
 4/13/98       5.46        35,843,000       35,777,782
 4/15/98       5.34        50,000,000       49,896,128
 4/17/98       5.52        50,738,000       50,613,523
 4/22/98       5.46       101,290,000      100,967,500
 5/08/98       5.42        25,000,000       24,860,762
 5/22/98       5.37        25,000,000       24,809,990
 5/27/98       5.39        10,000,000        9,916,156
 6/03/98       5.43       150,000,000      148,574,188
 6/10/98       5.44        22,630,000       22,390,625
 6/12/98       5.41        42,000,000       41,545,560
 6/19/98       5.43        16,470,000       16,273,585
 8/26/98       5.34        20,997,000       20,539,160
 9/18/98       5.36        25,000,000       24,367,222
                                        --------------
                                           713,405,072
                                        --------------

FEDERAL HOME LOAN BANKS,
BONDS - 8.67%

6/16/98,5.82%  5.85        45,000,000       44,997,271
7/08/98,5.76   5.75        20,000,000       20,000,700
9/08/98,5.73   5.82        25,000,000       24,990,575
9/30/98,5.74   5.77        11,725,000       11,723,305
11/12/98,5.83  5.83        25,000,000       24,999,398
3/16/99,5.56   5.62        20,000,000       19,988,432
3/23/99,5.63   5.64        20,000,000       19,996,952
                                        --------------
                                           166,696,633
                                        --------------
======================================================

  MATURITY,   INTEREST     PRINCIPAL
 COUPON RATE  RATE (1)      AMOUNT           VALUE

FEDERAL HOME LOAN BANKS,
FLOATING RATE NOTES (2) - 7.80%

 7/07/98       5.46%    $  50,000,000   $   49,988,211
 9/30/98       5.43        50,000,000       49,978,030
10/20/98       5.63        50,000,000       49,991,949
                                        --------------
                                           149,958,190
                                        --------------

STUDENT LOAN MARKETING ASSOCIATION,
DISCOUNT NOTE - 6.50%

 4/01/98       5.89       125,000,000      125,000,000
                                        --------------

STUDENT LOAN MARKETING ASSOCIATION,
BONDS - 4.19%

6/10/98,5.85%  5.87        18,685,000       18,684,277
9/09/98,5.78   5.85        25,000,000       24,992,606
9/16/98,5.79   5.86        16,650,000       16,644,722
2/10/99,5.40   5.60        20,375,000       20,340,925
                                        --------------
                                            80,662,530
                                        --------------

TENNESSEE VALLEY AUTHORITY,
DISCOUNT NOTE - 0.78%

 4/21/98       5.31        15,000,000       14,955,750
                                        --------------

TOTAL INVESTMENTS,
AT VALUE (COST $1,923,107,274) - 100%   $1,923,107,274
                                        ==============
======================================================

(1) The interest rates disclosed in the portfolio of investments are as follows:
     * U.S. Government Agency discount notes - the discount rate at the time of purchase;
     * U.S. Government Agency bonds - the yield to maturity at the time of purchase;
     * U.S. Government Agency floating rate notes - the current coupon rate.
(2) For regulatory purposes, the maturity date of floating rate securities with market prices that approximate par is considered to be the date upon which the next readjustment of the interest rate can occur.


4
                 See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                                                     (Unaudited)

                                                                                          3/31/98
ASSETS
   Investments in securities, at value (Note 1) (Cost $1,923,107,274)                  $1,923,107,274
   Interest receivable                                                                      6,622,739
   Prepaid expenses and other assets                                                          690,397
                                                                                       --------------
     TOTAL ASSETS                                                                       1,930,420,410
                                                                                       --------------
LIABILITIES
   Payable for investments purchased                                                      113,026,423
   Payable for Fund shares redeemed                                                         3,279,983
   Accrued investment advisory fee (Note 2)                                                   647,662
   Dividend payable                                                                           485,677
   Other accrued expenses payable to adviser (Note 2)                                         375,471
   Other accrued expenses and liabilities                                                     108,171
                                                                                       --------------
     TOTAL LIABILITIES                                                                    117,923,387
                                                                                       --------------
NET ASSETS
   Equivalent to $1.00 per share on 1,812,497,023 outstanding shares (Note 1)
   ($.01 par value - unlimited number of shares authorized)                            $1,812,497,023
                                                                                       ==============

================================================================================


                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
                                                                    (Unaudited)



                                                     6 MONTHS ENDED 3/31/98

INTEREST INCOME                                                   $47,506,207
EXPENSES:
   Investment advisory fees (Note 2)               $3,734,597
   Transfer agency fees (Note 2)                    1,257,565
   Distribution (Note 2)                              839,330
   Printing                                           100,715
   Accounting services fees (Note 2)                   89,657
   Custodian fees (Note 1)                             79,868
   Registration fees                                   56,920
   Postage and mailing                                 31,192
   Professional fees                                   23,079
   ICI dues                                            22,774
   Trustees' fees (Note 2)                             15,027
   Amortization of organization expense (Note 1)        1,773
   Other                                                7,850
                                                   ----------
     GROSS EXPENSES                                 6,260,347
     LESS EARNINGS CREDITS ON CASH BALANCES
     (NOTE 1)                                         (79,868)
                                                   ----------
     NET EXPENSES                                                   6,180,479
                                                                  -----------

NET INVESTMENT INCOME                                             $41,325,728
                                                                  ===========
===============================================================================


                See accompanying notes to financial statements.
6

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                                     (Unaudited)


                                                          6 MONTHS          YEAR
                                                            ENDED           ENDED
                                                           3/31/98         9/30/97
FROM NET INVESTMENT INCOME                            $   41,325,728  $   74,249,386
                                                      --------------  --------------
FROM DIVIDENDS TO SHAREHOLDERS                           (41,325,728)    (74,249,386)
                                                      --------------  --------------
FROM FUND SHARE TRANSACTIONS:
   (at a constant net asset value of $1.00 per share)
   Proceeds from shares sold                           4,483,164,367   7,808,119,094
   Net asset value of shares issued in reinvestment
     of dividends                                         40,375,175      73,390,308
   Payments for shares redeemed                       (4,321,100,654) (7,604,514,450)
                                                      --------------  --------------
     Increase in net assets from Fund share
       transactions                                      202,438,888     276,994,952
                                                      --------------  --------------
TOTAL INCREASE IN NET ASSETS                             202,438,888     276,994,952
NET ASSETS:
   Beginning of period                                 1,610,058,135   1,333,063,183
                                                      --------------  --------------
   End of period                                      $1,812,497,023  $1,610,058,135
                                                      ==============  ==============

================================================================================


                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                      March 31, 1998 (Unaudited)



NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

Gradison*McDonald Cash Reserves Trust (the Trust) is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940 (the Act), as amended. Effective with the start of business on September 27, 1993 (the Reorganization Date) all of the outstanding shares of the Gradison Cash Reserves (GCR) series of the Trust, Gradison U.S. Government Trust, McDonald Money Market Fund, Inc., and McDonald U.S. Government Money Market Fund, Inc. were acquired by a new series of the Trust, Gradison U.S. Government Reserves (the Fund).

The Fund's investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

The following is a summary of significant accounting policies followed by the Trust in the preparation of the Fund's financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of income and expenses for that period. Actual results could differ from those estimates.

SECURITIES VALUATION

Investments are valued using the amortized cost method which approximates market value. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable the Fund to maintain a constant net asset value per share, but there can be no assurance that this will be the case.

SECURITIES TRANSACTIONS AND
INTEREST INCOME

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is accrued as earned and includes any immaterial gains or losses realized from securities transactions during the year.

FUND SHARE VALUATION AND
DIVIDENDS TO SHAREHOLDERS

Fund shares are sold and redeemed on a continuing basis at the net asset value per share. The net asset value per share is computed by dividing the net asset value of the Fund (total assets less total liabilities) by the number of shares outstanding. All of the net investment income of the Fund is declared as a dividend daily and paid monthly. Net investment income consists of all interest income accrued on the portfolio securities of the Fund, plus or minus amortized purchase discount or premium, less accrued expenses. Share purchases effective before 12:00 noon (Eastern time) earn dividends that day. Redemption requests received before 12:00 noon will not receive that day's dividend.

EXPENSE OFFSET ARRANGEMENT

The Fund has an arrangement with its custodian bank whereby the custodian's fees are reduced by credits earned on the Fund's cash on deposit with the bank. This deposit arrangement is an alternative to overnight investments. The credits are shown as a reduction of expenses on the Statement of Operations.

TAXES

It is the Trust's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Trust so qualifies, and distributes at least 90% of its taxable net income, the Trust will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Trust's intention to declare as dividends in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains, if any (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax basis of investments is equal to the amortized cost as shown on the Portfolio of Investments.

NOTE 2 -- TRANSACTIONS WITH AFFILIATES

The Fund's investments are managed, subject to the general supervision and control of the Trust's Board of Trustees, by McDonald & Company Securities, Inc. (McDonald), a registered investment adviser and securities dealer, pursuant to the terms of an Investment Advisory Agreement (the Agreement). Under the terms of the Agreement, the Trust pays McDonald a fee computed and accrued daily and paid monthly based upon the Fund's average daily net assets at the annual rate of .50% on the first $400 million, .45% on the next $600 million, .40% on the next $1 billion and .35% on any amounts in excess of $2 billion.

Under the terms of the Agreement, McDonald bears the costs of salaries and related expenses of executive officers of the Trust who are necessary for the management and operations of the Trust. In addition, McDonald bears the costs of preparing, printing and mailing sales literature and other advertising materials, and compensates the Trust's trustees who are affiliated with McDonald.

Under the terms of a Transfer Agency, Accounting Services and Administrative Services Agreement, McDonald provides transfer agent, dividend disbursing, accounting services and administrative services to the Trust. The Trust pays McDonald a monthly fee for transfer agency and administrative services at an annual rate of $23.50 per shareholder non-zero balance account, and, effective July 1997, $5.00 per closed shareholder account, as defined, plus out-of-pocket costs for statement paper, statement and reply envelopes and reply postage.
Prior to July 1997, there was no charge for closed shareholder accounts. The Trust pays McDonald a monthly fee for accounting services based on the Fund's average daily net assets at an annual rate of .015% on the first $400 million,
 .0125% on the next $300 million, .01% on the next $300 million and .0075% on any amount in excess of $1 billion, with a minimum annual fee of $25,000.

Under the terms of a Distribution Service Plan adopted under Rule 12b-1 of the Act, the Trust has entered into an agreement with McDonald pursuant to which the Trust pays McDonald a service fee in the annual amount of .10% of the Fund's average daily net assets.

The officers of the Trust are also officers of McDonald.

Each trustee of the Trust who is not affiliated with McDonald receives fees from the Trust for services as a trustee. The amounts of such fees for each trustee are as follows: (a) an annual fee of $6,000 payable in quarterly installments for service during each fiscal quarter, (b) $500 for each Board of Trustees meeting attended and (c) $300 for each committee meeting attended.

                       This page intentionally left blank.

GRADISON FAMILY OF FUNDS
--------------------------------------------------------------------------------




Increasingly, MUTUAL FUNDS are the preferred vehicle for starting and building an investment program. And today, GRADISON is a preferred name in mutual funds for a GROWING number of investors.



     GOVERNMENT INCOME FUND
     An income fund which invests in intermediate to long-term U.S. Government securities.

     OHIO TAX-FREE INCOME FUND
     An income fund which seeks to provide income exempt from regular Federal income tax and Ohio state personal income tax.*

     ESTABLISHED VALUE FUND
     A common stock fund that seeks long-term capital growth by investing in companies that are included in the Standard & Poor's 500 Index and other large companies.

     GROWTH & INCOME FUND
     A common stock fund that seeks long-term capital growth, current income and growth of income.

     OPPORTUNITY VALUE FUND
     A common stock fund that seeks long-term capital growth by investing in companies that are generally smaller in size than those included in the Standard & Poor's 500 Index.

     INTERNATIONAL FUND
     A common stock fund that seeks capital growth by investing in common stocks of non-United States companies.

     MONEY MARKET FUNDS
     Gradison offers a full range of taxable and tax-free money market funds.





Prospectuses are available upon request by calling (800) 869-5999 and should be read carefully before you invest. AN INVESTMENT IN THE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO MAINTAIN A STABLE $1.00 SHARE PRICE. The return and principal value of an investment in other funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The returns of all funds will fluctuate.

* Investment income may be subject to the federal alternative minimum tax. Capital gains, if any, are taxable.

                                   U.S. GOVERNMENT
                                   RESERVES


                                   Semiannual Report
                                   MARCH 31, 1998




GRADISON MUTUAL FUNDS                                       [LOGO]
580 WALNUT STREET                                           GRADISON
CINCINNATI, OHIO  45202-3198                                MUTUAL FUNDS(sm)


This material is intended for distribution to shareholders of the Gradison U.S. Government Reserves Fund. It may be distributed to other persons only if it is preceded or accompanied by a current prospectus of the Gradison U.S. Government Reserves Fund. McDonald & Company Securities, Inc.--Distributor